Exhibit 32



            CERTIFICATION OF CHIEF EXECUTIVE OFFICER
        PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT



     The undersigned, William C. Weldon, the Chief Executive Officer of Johnson & Johnson, a New Jersey corporation (the "Company"), pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that:

     (1)       the Company's Quarterly Report on Form 10-
          Q for the fiscal quarter ended September 26, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities
          Exchange Act of 1934; and

     (2)  the  information contained in the Report fairly
          presents,   in   all  material  respects,   the
          financial condition and results of operations of the Company.



                              ________________________________
                              William C. Weldon
                              Chief Executive Officer

Dated:      November 3, 2004

     This certification is being furnished to the SEC with this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.






            CERTIFICATION OF CHIEF FINANCIAL OFFICER
        PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT



The undersigned, Robert J. Darretta, the Chief Financial Officer of Johnson & Johnson, a New Jersey corporation (the "Company"), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that:

     (1)  the Company's Quarterly Report on Form 10-Q for
          the  fiscal  quarter ended September  26,  2004
          (the   "Report")   fully  complies   with   the
          requirements of Section 13(a) of the Securities
          Exchange Act of 1934; and

     (2)  the  information contained in the Report fairly
          presents,   in   all  material  respects,   the
          financial condition and results of operations of the Company.





                              ___________________________________
                              Robert J. Darretta
                              Chief Financial Officer

Dated:    November  3, 2004


     This certification is being furnished to the SEC with this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.